EXHIBIT 32.2

inTEST CORPORATION

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of inTEST Corporation (the "Company") on Form 10-Q for the period ended June 30, 2021 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Duncan Gilmour, Chief Financial Officer, Treasurer and Secretary of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:         August 12, 2021

/s/ Duncan Gilmour
Duncan Gilmour
Chief Financial Officer, Treasurer and Secretary